                                                                    EXHIBIT 10.1



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                              PURCHASE AGREEMENT

                                 VIDAMED, INC.



                               October 27, 1999





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

                                     TABLE OF CONTENTS                                        Page



SECTION 1   PURCHASE AND SALE OF COMMON STOCK AND WARRANTS..................................    1

      1.1   Purchase and Sale of Common Stock...............................................    1

SECTION 2   CLOSING DATE; DELIVERY..........................................................    1

      2.1   Closing Date....................................................................    1

      2.2   Delivery........................................................................    1

      2.3   Escrow Account..................................................................    1

SECTION 3   REPRESENTATIONS AND WARRANTIES OF THE COMPANY...................................    2

      3.1   Organization and Standing.......................................................    2

      3.2   Corporate Power; Authorization..................................................    2

      3.3   Issuance and Delivery...........................................................    2

      3.4   SEC Documents; Financial Statements; Subsequent Events..........................    3

      3.5   Governmental Consents...........................................................    3

      3.6   Exempt Transactions.............................................................    3

      3.7   No Material Adverse Change......................................................    4

      3.8   Intellectual Property...........................................................    4

      3.9   Authorized Capital Stock........................................................    4

     3.10   Litigation......................................................................    4

     3.11   Preemptive and Registration Rights..............................................    5

     3.12   Compliance With Other Instruments...............................................    5

     3.13   Brokers or Finders..............................................................    5

     3.14   Compliance with Environmental Laws..............................................    5

     3.15   No Implied Representations......................................................    6

     3.16   Contracts.......................................................................    6

     3.17   Properties......................................................................    6

     3.18   Compliance......................................................................    6

     3.19   Taxes...........................................................................    6

     3.20   Transfer Taxes..................................................................    6

     3.21   Investment Company..............................................................    7

     3.22   Insurance.......................................................................    7

     3.23   Contributions...................................................................    7

SECTION 4   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.....................    7

      4.1   Authorization...................................................................    7

      4.2   Investment Experience...........................................................    7

      4.3   Investment Intent...............................................................    7

      4.4   Registration or Exemption Requirements..........................................    8

      4.5   Restriction on Short Sales......................................................    8

      4.6   No Legal, Tax or Investment Advice..............................................    8

      4.7   Market Stand-Off................................................................    8

SECTION 5   CONDITIONS TO CLOSING OF PURCHASERS.............................................    9

      5.1   Representations and Warranties..................................................    9

      5.2   Covenants.......................................................................    9

      5.3   Compliance Certificate..........................................................    9

      5.4   Proceeds........................................................................    9

      5.5   Legal Opinion of Company Counsel................................................    9

SECTION 6   CONDITIONS TO CLOSING OF COMPANY................................................    9

      6.1   Representations and Warranties..................................................    9

      6.2   Covenants.......................................................................   10

SECTION 7   AFFIRMATIVE COVENANTS OF THE COMPANY............................................   10

      7.1   Registration Requirements.......................................................   10

      7.2   Indemnification and Contribution................................................   13

SECTION 8   RESTRICTIONS ON TRANSFERABILITY OF SECURITIES: COMPLIANCE WITH SECURITIES ACT...   15

      8.1   Restrictions on Transferability.................................................   15

      8.2   Restrictive Legend..............................................................   16

      8.3   Transfer of Securities After Registration.......................................   16

      8.4   Purchaser Information...........................................................   16

SECTION 9   MISCELLANEOUS...................................................................   16

      9.1   Waivers and Amendments..........................................................   16

      9.2   Broker's Fee....................................................................   17

      9.3   Governing Law...................................................................   17

      9.4   Survival........................................................................   17

      9.5   Successors and Assigns..........................................................   17

      9.6   Entire Agreement................................................................   17

      9.7   Notices, etc....................................................................   17


       9.8          Serverability of this Agreement....................................   17

       9.9          Counterparts........................................................  18

      9.10          Further Assurances..................................................  18

      9.11          Currency............................................................  18

                                 VIDAMED, INC.

                              PURCHASE AGREEMENT

     This Purchase Agreement (the "Agreement") is made as of October 27, 1999 (the "Agreement Date"), by and between VidaMed, Inc., a Delaware corporation (the "Company") with its principal office at 46107 Landings Parkway, Fremont, California 94538, and the purchasers set forth on Exhibit A hereto (individually a "Purchaser" and collectively the "Purchasers").

                                   SECTION 1

                Purchase and Sale of Common Stock and Warrants

     1.1 Purchase and Sale of Common Stock. Each Purchaser, severally and not jointly, agrees to purchase from the Company, and the Company agrees to issue and sell to such Purchaser, the number of shares (the "Shares") of Common Stock, $0.001 par value (the "Common Stock") of the Company set forth on opposite such Purchaser's name on Exhibit A hereto. The purchase price for one Share of Common Stock (the "Purchase Price") pursuant to this Agreement shall be $2.00. The Shares, the Warrants (as defined in Section 7.1(j) below) and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") are herein collectively referred to as the "Securities."

                                   SECTION 2

                            Closing Date; Delivery

     2.1 Closing Date. The completion of the purchase and sale of the Shares will be held at such place and time as designated by the Company, and the Purchasers will receive prior notification of the Closing by facsimile, telex, cable or by other means deemed appropriate by the Company (the "Closing"). The date of the first Closing to occur hereunder is hereinafter referred to as the "Closing Date" shall not be later than 5:00 p.m. PDT on Wednesday, October 27,
               --------------------------------------------------------------
1999.
----

     2.2  Subsequent Closings.   If the Company has not sold 4,000,000 Shares to
          -------------------
the Purchasers pursuant to this Agreement at the Closing Date, the Company shall have the right, at any time prior to November 24, 1999, to sell additional Shares pursuant to this Agreement to one or more additional purchasers as determined by the Company, or to any Purchaser hereunder who wishes to acquire additional Shares at the price and on the terms set forth herein, provided that any such additional purchaser shall be required to execute an Addendum Agreement substantially in the form attached hereto as Exhibit E. Any additional purchaser so acquiring Shares shall be considered a "Purchaser" for purposes of this Agreement, and any Shares so acquired by such additional purchaser shall be considered "Shares" for purposes of this Agreement and all other agreements contemplated hereby.

     2.3 Delivery. At any Closing occurring on the Closing Date, the Company will deliver to each Purchaser the certificates evidencing the Shares purchased by such Purchaser as shown on Exhibit A and an opinion of Shartsis, Friese & Ginsburg LLP, counsel to the Company, in the form of Exhibit D. Such delivery shall be against payment of the Purchase Price multiplied by the number of Shares acquired by wire transfer of immediately available funds to the Escrow Account (as defined in Section 2.4, below). At any Closing occurring after the Closing Date, the Purchaser shall deposit into the Company's bank account, or into such other account as agreed to between the Company and the Purchaser acquiring the Shares, the Purchase Price multiplied by the number of Shares acquired.

     2.4  Escrow Account.   At any Closing occurring on the Closing Date, each
Purchaser shall deposit the Purchase Price multiplied by the number of Shares acquired into the following account (the "Escrow Account"):



Bank Name:  The Bank of New York
ABA Number: 021000018
Short Term Investment Co.  PRIME PORTFOLIO
DDA # 8900117435
For Further Credit to: VIDAMED GENERAL ESCROW ACCOUNT
ACCOUNT # 49158


     The funds deposited into the Escrow Agreement shall be released as provided, and only as provided, in the escrow agreement (the "Escrow Agreement") between the Company, the Purchasers and Shartsis, Friese & Ginsburg LLP dated of even date hereof. A copy of the Escrow Agreement is attached hereto as Exhibit C.

                                   SECTION 3

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company represents and warrants to the Purchasers as follows:

     3.1 Organization and Standing. The Company is a corporation duly organized and validly existing under, and by virtue of, the laws of the State of Delaware and is in good standing as a domestic corporation under the laws of said state, and has the requisite corporate power and authority to own its properties and to carry on its business as now being conducted. Other than as disclosed in the SEC Documents (as defined below), the Company has no subsidiaries or direct or indirect ownership in any firm, corporation or business which either, individually or in the aggregate, is material to the business of the Company. The Company is qualified to do business and is in good standing as a foreign corporation in every jurisdiction in which its ownership of property or conduct of business requires it so to be qualified and in which the failure to so qualify would have a material adverse effect on the financial condition or business of the Company.

     3.2 Corporate Power; Authorization. The Company has all requisite legal and corporate power and authority and has taken all requisite corporate action to duly authorize, execute and deliver this Agreement, to sell and issue the Shares and the Warrants and to carry out and perform all of its obligations under and contemplated by this Agreement. This Agreement has been duly executed and delivered by an authorized officer of the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally.

     3.3 Issuance and Delivery. The Shares and the Warrants have been duly authorized, and, when issued and delivered in compliance with this Agreement, will be duly and validly issued and delivered and will be outstanding, fully paid, nonassessable and free and clear of all pledges, liens, encumbrances and restrictions, and will conform to the description thereof contained in the Registration Statement (or incorporated by reference therein). The Warrant Shares have been duly authorized and reserved for issuance upon exercise of the Warrants, and such shares, when issued upon such exercise in accordance with the terms of the Company's Certificate of Incorporation and the Warrants, respectively, and when the price is paid upon exercise of the Warrants, shall be fully paid and non-assessable. No preemptive rights, or other rights to subscribe for or purchase, exist with respect to the issuance and sale of the Securities by the Company pursuant to this Agreement. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement) to require the Company to register the sale of any securities owned by such holder under the Securities Act of 1933, as amended (the "Securities Act"), in the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Securities to be sold by the Company as contemplated herein.

     3.4 SEC Documents; Financial Statements; Subsequent Events. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission ("SEC") under Sections 13, 14(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), during the twelve (12) months preceding the date of this Agreement and all rules and regulations thereunder. As of their respective filing dates, all documents filed by the Company with the SEC (the "SEC Documents") complied in all material respects with the requirements of the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), as applicable and all rules and regulations thereunder. None of the SEC Documents contained, as of their respective dates, any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, and such SEC Documents, when read as a whole, do not contain any untrue statements of a material fact and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles consistently applied and fairly present the financial position of the Company and any subsidiaries at the dates thereof and the results of the Company's operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal adjustments).

     3.5 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement except for (a) the filing of a Form D with respect to the issuance of the Securities with the SEC and (b) the filing of a NASDAQ National Market Notification Form (pursuant to Rule 10b-17 promulgated under the Exchange Act) with the NASDAQ National Market, each of which will be filed in a timely manner.

     3.6 Exempt Transactions. Subject to the accuracy of the Purchasers' representations and warranties in Section 4 of this Agreement, the offer, sale and issuance of the Securities in conformity with the terms of this Agreement constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or United States jurisdiction.

     3.7 No Material Adverse Change. Except as otherwise disclosed herein and the SEC Documents, since June 30, 1999, there have not been any changes in the assets, liabilities, financial condition, business or operations of the Company from that reflected in the Financial Statements except (i) changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse and (ii) the Company's continued incurrence of operating losses and negative cash flow, which have occurred at a rate not materially in excess of the rate at which operating losses and negative cash flows were incurred from January 1, 1999 to June 30, 1999.

     3.8 Intellectual Property. The Company owns or possesses adequate rights to use all patents, patent rights, inventions, trademarks, trade names, copyrights, licenses, governmental authorizations, trade secrets and know-how that are used or necessary for the conduct of its business as described in the SEC Documents. Neither the Company nor any of its subsidiaries has received any notice of, or has any knowledge of, any infringement of or conflict with asserted rights of others with respect to any patent, patent right, invention, trademarks, trade names, copyrights, licenses, governmental authorizations, trade secret or know-how that, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), earnings, operations or business of the Company and its subsidiaries considered as a whole.

     3.9 Authorized Capital Stock. The authorized capital stock of the Company conforms, as of the dates for which such information is given, in all material respects to the statements relating thereto contained in the SEC Documents. The issued and outstanding shares of capital stock of the Company have been duly authorized, validly issued and are fully paid and nonassessable. No warrants, options or other rights to purchase, agreements or other obligations to issue, or agreements or other rights to convert any obligation into, any shares of capital stock of the Company have been granted or entered into by the Company. All of the above securities of the Company were issued in compliance with all applicable federal and state securities laws and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities.

     3.10 Litigation. Except as provided in the SEC Documents, there are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that (a) would have a material adverse effect on the Company's properties or assets or the business of the Company as presently conducted or proposed to be conducted or (b) would impair the ability of the Company to perform in any material respect its obligations under this Agreement. The Company is not in default with respect to any judgment, order or decree of any court or governmental agency or instrumentality which, individually or in the aggregate, would have a material adverse effect on the assets, properties or business of the Company.

     3.11 Preemptive and Registration Rights. There are no preemptive rights, rights of first refusal, repurchase rights or any other right of the Company or any third party as to the Securities which have not been satisfied or waived, and except as provided in this Agreement, the Company has not granted or agreed to grant any registration rights that would be applicable to the registration for resale of the Securities pursuant to the Registration Statement, as defined in and contemplated by Section 7.1 hereof, to any person or entity which have not been satisfied or waived.

     3.12 Compliance With Other Instruments. The business and operations of the Company have been and are being conducted in accordance with all applicable laws, rules and regulations of all governmental authorities, except for such violations of applicable laws, rules and regulations which would not, individually or in the aggregate, have a material adverse effect on the assets, properties, financial condition or business of the Company. Neither the execution and delivery of, nor the performance or compliance with, this Agreement and the transactions contemplated hereby, will, with or without the giving of notice or the passage of time, (i) result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of the Company pursuant to, any agreement or other instrument to which the Company is a party or by which it or any of its properties, assets or rights is bound or effected, except for such breach or default or the imposition of any such lien or encumbrance which, either individually or in the aggregate, would not have a material adverse effect on the assets, properties, financial condition or business of the Company or (ii) violate the Certificate of Incorporation or Bylaws of the Company, or any law, rule regulation, judgment, order or decree. The Company is not in violation of its Certificate of Incorporation or Bylaws nor in violation of, or in default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement, except for such defaults which would not, individually or in the aggregate, have a material adverse effect on the assets, properties, financial condition or business of the Company, or subject to any restriction which would prohibit the Company from entering into or performing its obligations under the Agreement.

     3.13 Brokers or Finders. To the knowledge of the Company and except for claims of Bigelow & Company, Inc. (the "Bigelow") in connection with their consultancy services in this transaction, no person, firm or corporation has or will have, as a result of any act or omission of the Company, any right, interest or valid claim against the Purchasers for any commission, fee or other compensation ("Fees") as a finder, broker, or consultant in connection with the transactions contemplated by this Agreement. The Fees payable to Bigelow shall be paid by the Company and the Company shall indemnify and hold each Purchaser harmless for any claims made by Bigelow concerning the purchase of the Securities.

     3.14 Compliance with Environmental Laws. The Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and, to the best of the Company's knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. To the best of the Company's knowledge, the Company does not have any material liability to any governmental authority or other third party arising under or as a result of any such past or existing statute, law or regulation.

     3.15 No Implied Representations. All of the Company's representations and warranties are contained in this Agreement and no other representations or warranties by the Company shall be implied.

     3.16 Contracts. The contracts so described in the SEC Documents or incorporated by reference therein are in full force and effect on the date hereof, except for contracts the termination or expiration of which would, individually or in the aggregate, not have a material adverse effect on the business, properties or assets of the Company, and neither the Company nor any of its subsidiaries, nor to the Company's knowledge, any other party is in breach of or default under any of such contracts.

     3.17 Properties. The Company has good and marketable title to all the properties and assets reflected as owned in the financial statements included in the SEC Documents, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the notes to such financial statements, or (ii) those which are not material in amount and do not adversely affect the use made and promised to be made of such property by the Company and its subsidiaries. The Company and any applicable subsidiary holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company and the subsidiaries. The Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted.

     3.18 Compliance. The Company has not been advised, and has no reason to believe, that either it or any of its subsidiaries is not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business; except where failure to be so in compliance would not materially adversely affect the condition (financial or otherwise), business, results of operations or prospects of the Company and its subsidiaries.

     3.19 Taxes. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any tax deficiency which has been or might be asserted or threatened against the Company or its subsidiaries which could materially and adversely affect the business, operations or properties of the Company and its subsidiaries.

     3.20 Transfer Taxes. On the Closing, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Purchasers hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been complied with fully.

     3.21 Investment Company. The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     3.22 Insurance. Each of the Company and its subsidiaries maintains insurance of the types and in the amounts generally deemed adequate for its business, including, but not limited to, insurance covering all real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

     3.23 Contributions. Neither the Company nor any of its subsidiaries has, directly or indirectly, at any time during the last five years (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                                   SECTION 4

          REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS

     Each Purchaser, severally and for itself only, hereby represents and warrants to the Company as follows:

     4.1 Authorization. (i) The Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement, to purchase the Securities to be purchased by it and to carry out and perform all of its obligations under this Agreement; and (ii) this Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except
(a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and
(b) as limited by equitable principles generally.

     4.2 Investment Experience. The Purchaser is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Securities.

     4.3 Investment Intent. The Purchaser is purchasing the Securities for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. The Purchaser understands that its acquisition of the Securities has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. The Purchaser has completed or caused to be completed the Purchaser Questionnaire attached hereto as Appendix I for use in preparation of the Registration Statement (as defined below), and the responses provided therein shall be true and correct as of the Closing and will be true and correct as of the effective date of the Registration Statement. The Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares, the Warrants and the Warrant Shares except in compliance with the Securities Act, and the rules and regulations promulgated thereunder.

     4.4 Registration or Exemption Requirements. The Purchaser further acknowledges and understands that the Securities may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. The Purchaser understands that the certificate(s) evidencing the Securities will be imprinted with a legend that prohibits the transfer of such securities unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

     4.5 Restriction on Short Sales. The Purchaser represents and warrants to and covenants with the Company that the Purchaser has not engaged and will not engage in any short sales of the Company's Common Stock prior to the effectiveness of the Registration Statement, except to the extent that any such short sale is fully covered by shares of Common Stock of the Company owned by such Purchaser other than the Shares or the Warrant Shares.

     4.6 No Legal, Tax or Investment Advice. The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

                                   SECTION 5

                      CONDITIONS TO CLOSING OF PURCHASERS

     The obligation of each Purchaser to purchase the Shares at the Closing is subject to the fulfillment as of the Closing of the following conditions:

     5.1 Representations and Warranties. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing with the same force and effect as if they had been made on and as of said date.

     5.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

     5.3 Compliance Certificate. The President or Chief Financial Officer of the Company shall have delivered to the Purchasers a certificate, dated as of the Closing, certifying that the conditions specified in Sections 5.1 and 5.2 have been fulfilled and stating that since June 30, 1999, there shall have been no material adverse change in the assets, liabilities, financial condition, business or operations of the Company from that reflected in the Financial Statements except (i) changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse and (ii) the Company's continued incurrence of operating losses and negative cash flow which have occurred at a rate not materially in excess of the rate at which operating losses and negative cash flows were incurred from January 1, 1999 to June 30, 1999.

     5.4 Proceeds. The gross proceeds from the sale of Shares shall be at least $4,000,000, but no more than $8,000,000.

     5.5 Legal Opinion of Company Counsel. Shartsis, Friese & Ginsburg LLP, counsel to the Company, shall have delivered a legal opinion, addressed to the Purchasers, in the form attached as Exhibit D hereto.

                                   SECTION 6

                       CONDITIONS TO CLOSING OF COMPANY

     The Company's obligation to sell and issue the Shares at the Closing to a Purchaser is subject to the fulfillment or waiver of the following conditions:

     6.1 Representations and Warranties. The representations and warranties made by such Purchaser in Section 4 hereof shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing with the same force and effect as if they had been made on and as of such date.

     6.2 Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by such Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

                                   SECTION 7

                     AFFIRMATIVE COVENANTS OF THE COMPANY

     The Company hereby covenants and agrees as follows:

     7.1  Registration Requirements.

          (a) The Company shall, subject to receipt of necessary information from the Purchasers, prepare and file a registration statement with the SEC under the Securities Act as soon as reasonably practicable after the Closing to register the resale of the Shares purchased by the Purchasers, and the Company shall use its best efforts to secure the effectiveness of such registration statement as soon as reasonably practicable thereafter. For purposes hereof, the term "Registration Statement" shall refer to any and all registration statements filed for the purpose of registering the Shares for resale, including any prospectus(es) constituting a part thereof and together with any amendments and supplements thereto.

          (b) The Company shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and the Purchasers shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Securities resold by the Purchasers. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Securities.

          (c) In the case of the registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to: (i) keep such registration effective until the earlier of (A) the fourth anniversary of the Closing Date, (B) such date as all of the Securities have been resold or
(C) such time as all of the Securities held by the Purchasers can be sold within a given three-month period without compliance with the registration requirements of the Securities Act pursuant to Rule 144(k); (ii) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period specified in this Section 7.1(c); (iii) cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in the Registration Statement as so amended or such prospectus as so supplemented; (v) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Purchaser from time to time may reasonably request, and the Company hereby consents to the use of such prospectus or each amendment and supplement thereto by each of the selling holders of Securities and the underwriters, if any, in connection with the offering and sale of the Securities covered by such prospectus or any amendment or supplement thereto; (vi) cause the Shares and, if applicable, the Warrant Shares, to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted and maintain the listing of the Shares and Warrant Shares;
(vii) provide a transfer agent and registrar for all Securities registered pursuant to the Registration Statement and a CUSIP number for all such Securities; (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC; and (ix) file the documents required of the Company and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Securities are originally sold and (B) all other states specified in writing by a Purchaser, provided as to clause (B), however, that the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

          (d) The Company shall furnish to each Purchaser upon request a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary in order to facilitate the public sale or other disposition of all or any of the Securities held by such Purchaser.

          (e) With a view to making available to the Purchasers the benefits of Rule 144 promulgated under the Securities Act ("Rule 144") and any other rule or regulation of the SEC that may at any time permit a Purchaser to sell Securities to the public without registration or pursuant to a registration on Form S-3, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) the fourth anniversary of the effective date of the Registration Statement or (B) such date as all of the Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and Exchange Act; and (iii) furnish to each Purchaser upon request, as long as such Purchaser owns any Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail a Purchaser of any rule or regulation of the SEC that permits the selling of any such Securities without registration or pursuant to such Form S-3.

          (f) The Company shall notify each Purchaser, if such Purchaser has registered Securities in a Registration Statement which remain unsold, and (if requested by such Purchaser) confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus or for additional information relating to the Registration Statement, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event which makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration Statement or prospectus so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate.

          (g) The Company may, upon written notice to the Purchasers of (i) the happening of any event of the kind described in Section 7.1(f)(ii), 7.1(f)(iii), 7.1(f)(iv), 7.1(f)(v) or 7.1(f)(vi) hereof or (ii) that, in the judgement of the Company's Board of Directors, it is advisable to suspend use of the prospectus for a discrete period of time due to pending corporate developments, public filings with the SEC or similar events, discontinue disposition of Securities covered by the Registration Statement or prospectus until copies of the supplemented or amended prospectus contemplated by Section 7.1(i) hereof are distributed to the Purchasers, or until the Purchasers are advised in writing by the Company that the use of the applicable prospectus may be resumed, and the Purchasers have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. The Company shall not suspend use of a prospectus or Registration Statement under this Section 7.1(g) for more than 30 days at a time and more than twice in any 12-month period. Any period for which use of a prospectus or Registration Statement is suspended under this Section 7.1(g) shall be added to the time for which the Company is required to maintain the effectiveness of such Registration Statement, including the prospectus constituting a part thereof, under Section 7.1(c).

          (h) The Company shall use every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Securities for sale in any jurisdiction, at the earliest possible moment.

          (i) The Company shall, upon the occurrence of any event contemplated by Section 7.1(f)(v) or 7.1(f)(vi) above, prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Securities being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (j) If the Registration Statement covering the Shares is not declared effective by the SEC on or before ninety (90) days from the Closing Date (the "Registration Deadline"), then the Company will issue a warrant ("Warrant") to purchase shares of Common Stock to each Purchaser in an amount equal to twenty-five percent (25%) of the Shares such Purchaser acquired hereunder. Each Warrant, the form of which is attached hereto as Exhibit B, entitles the registered holder thereof to purchase Common Stock at a price of 110% of the average closing sale price of the Common Stock for the five trading days immediately preceding the Closing Date, the subject to adjustment in certain circumstances as provided in the Warrant, commencing on the date hereof until three years from the Closing. If such Warrant and the Warrant Shares are not already registered pursuant to an effective registration statement, the Company shall register for resale the Warrant and the Warrant Shares in the next registration statement the Company files. If the Company does not file such a registration statement within ninety (90) days after such Warrants are issuable, on request of a majority of the holders of such Warrants the Company within thirty days after such request shall file a registration statement registering for resale the Warrant and the Warrant Shares.

     7.2  Indemnification and Contribution.

          (a) The Company agrees to indemnify and hold harmless the Purchasers from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Purchasers may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any prospectus (preliminary or final), as amended on the applicable date thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement or any prospectus (preliminary or final), as amended on the applicable date thereof, and the Company will, as incurred, reimburse the Purchasers for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon (i) an untrue statement or an omission made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, or (ii) any untrue statement or the omission of a material fact in any prospectus that is corrected in any subsequent prospectus that was delivered to a Purchaser prior to the pertinent sale or sales by such Purchaser.

          (b) Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) an untrue statement or an alleged untrue statement of a material fact made in such Registration Statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, provided, however, that a Purchaser shall not be liable in any such case for any untrue statement or alleged untrue statement or the omission or alleged omission that has been corrected, in writing, by such Purchaser, delivered to the Company before the sale from which such loss occurred, or (ii) any untrue statement or alleged untrue statement or the omission or alleged omission in any prospectus that is corrected in any subsequent prospectus that was delivered to a Purchaser prior to the pertinent sale or sales by such Purchaser, and such Purchaser, severally and not jointly, will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that each Purchaser's indemnification obligation shall be limited to the net proceeds received from its sale of the Securities.

          (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 7.2, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person.

          (d) If the indemnification provided for in this Section 7.2 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as the result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), a Purchaser shall not be required to contribute any amount in excess of the amount by which the net amount received by such Purchaser from the sale of the Securities to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Purchaser's obligations in this subsection (d) to contribute is several in proportion to its sale of Securities to which such loss relates and not joint.

          (e)  The obligations of the Company and the Purchasers under this
Section 7.2 shall be in addition to any liability which the Company and the Purchasers may otherwise have and shall extend, upon the same terms and conditions, to directors, officers, employees and agents of the Company and the Purchasers and to each person, if any, who controls the Company or any Purchaser within the meaning of the Act.

                                   SECTION 8

                RESTRICTIONS ON TRANSFERABILITY OF SECURITIES:
                        COMPLIANCE WITH SECURITIES ACT

     8.1 Restrictions on Transferability. The Shares, the Warrants and the Warrant Shares shall not be transferable in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement.

     8.2 Restrictive Legend. Each certificate representing the Securities shall bear substantially the following legends (in addition to any legends required under applicable securities laws):

     THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

     ADDITIONALLY, THE TRANSFER OF THE SECURITIES REPRESENTED HEREBY IS SUBJECT TO CERTAIN RESTRICTIONS SPECIFIED IN THE PURCHASE AGREEMENT DATED AS OF OCTOBER 27, 1999 BETWEEN THE COMPANY AND THE ORIGINAL PURCHASER, AND NO TRANSFER OF THE SECURITIES SHALL BE VALID OR EFFECTIVE ABSENT COMPLIANCE WITH SUCH RESTRICTIONS. ALL SUBSEQUENT HOLDERS OF THESE SECURITIES WILL HAVE AGREED TO BE BOUND BY CERTAIN OF THE TERMS OF THE AGREEMENT, INCLUDING SECTIONS 7.1 AND 8.3 THEREOF. COPIES OF THE PURCHASE AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE REGISTERED HOLDER OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.

     8.3 Transfer of Securities After Registration. Each Purchaser hereby covenants with the Company not to make any sale of the Shares, the Warrant or the Warrant Shares except either (i) in accordance with the Registration Statement, in which case such Purchaser covenants to comply with the requirement of delivering a current prospectus, or (ii) in accordance with Rule 144, in which case Purchaser covenants to comply with Rule 144, or (iii) in accordance with another exemption from the registration requirements of the Securities Act. The legend set forth in Section 8.2 will be removed from a certificate representing the Securities following and in connection with any sale of the Securities pursuant to subsection (i) or (ii) hereof, but not in connection with any sale of Shares pursuant to subsection (iii) hereof, and also will be removed at such time that the Securities may be sold under Rule 144 without restriction as to volume and manner of sale at such time as the resale of the Shares is registered under the Securities Act. If the above legend is removed from any of the Securities and thereafter the effectiveness of a registration statement covering such Securities is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser the Company may require that the above legend be placed on any such Securities that cannot then be sold pursuant to an effective registration statement or under Rule 144 and Purchaser shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such Securities may again be sold pursuant to and effective registration statement or under Rule 144.

     8.4 Purchaser Information. Each Purchaser covenants that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding such Purchaser, under the heading "Selling Security Holders" or elsewhere, or such Purchaser's "Plan of Distribution."

                                   SECTION 9

                                 MISCELLANEOUS

     9.1 Waivers and Amendments. Neither this Agreement nor any provisions hereof shall be waived, modified, changed or discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

     9.2 Consultant's Fee. The Purchasers acknowledge that the Company intends to pay a consultant fee to Bigelow in the form of 30,000 Shares of common stock of the Company and certain related legal expenses. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, there are no brokers or finders or other consultants entitled to compensation in connection with the sale of the Securities to the Purchasers.

     9.3 Governing Law. This Agreement shall be governed in all respects by and construed in accordance with the laws of the State of Delaware without any regard to conflicts of laws principles.

     9.4 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

     9.5 Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement.

     9.6 Entire Agreement. This Agreement, including all exhibits, schedules and appendices hereto constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

     9.7 Notices, etc. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or the Purchasers, as the case may be, at their respective addresses set forth at the beginning of this Agreement or on Schedule 1, or at such other address as the Company or a Purchaser shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

     9.8 Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     9.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     9.10 Further Assurances. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     9.11 Currency. All references to "dollars" or "$" in this Agreement shall be deemed to refer to United States dollars.)

The foregoing agreement is hereby executed as of the date first above written.
"Company"                                    "Purchaser"

VidaMed, Inc.                                Zesiger Capital Group, LLC
A Delaware Corporation                       as agent and attorney-in-fact


By: ____________________________             By: ____________________________
    John F. Howe                                 Albert L. Zesiger, Principal
    Vice President and CFO


                            For:

                            ---------------------------------------------------
                            City of Milford Pension & Retirement Fund
                            ---------------------------------------------------
                            Norwalk Employees' Pension Plan
                            ---------------------------------------------------
                            The Jenifer Altman Foundation
                            ---------------------------------------------------
                            Dean Witter Foundation
                            ---------------------------------------------------
                            Roanoke College
                            ---------------------------------------------------
                            Butler Family LLC
                            ---------------------------------------------------
                            HBL Charitable Unitrust
                            ---------------------------------------------------
                            Andrew Heiskell
                            ---------------------------------------------------
                            Helen Hunt
                            ---------------------------------------------------
                            Jeanne L. Morency
                            ---------------------------------------------------
                            Psychology Associates
                            ---------------------------------------------------
                            Murray Capital, LLC
                            ---------------------------------------------------
                            Domenic J. Mizio
                            ---------------------------------------------------
                            Morgan Trust Co.of the Bahamas Ltd. as Trustee U/A/D 11/30/93
                            ---------------------------------------------------
                            Susan Uris Halpern
                            ---------------------------------------------------
                            William B. Lazar
                            ---------------------------------------------------
                            Wells Family LLC
                            ---------------------------------------------------
                            Harold &  Grace Willens JTWROS
                            ---------------------------------------------------
                            Albert L. Zesiger
                            ---------------------------------------------------
                            Barrie Ramsay Zesiger
                            ---------------------------------------------------
                            Wolfson Investment Partners LLP
                            ---------------------------------------------------

The foregoing agreement is hereby executed as of the date first above written.
"Company"                                 "Purchaser"


VidaMed, Inc.                              Circle F Ventures, LLP
A Delaware Corporation


By: ____________________________           By: ____________________________
    John F. Howe                               Hayden Fleming
    Vice President and CFO                     President

                                 ----------------------------------------------
                                  "Purchaser"
                                  Lewis and Paula Yarborough



                                  By: ____________________________
                                 ----------------------------------------------
                                  "Purchaser"
                                  Robert and Rebecca Williamson



                                  By: ____________________________
                                 ----------------------------------------------
                                  "Purchaser"
                                  Southwest Securities f/b/o Hayden R. Fleming
                                  IRA




                                  By: ____________________________
                                 ----------------------------------------------
                                  "Purchaser"
                                  Southwest Securities f/b/o LaDonna M. Fleming IRA






                                  By: ____________________________
                                 ----------------------------------------------
                                 ----------------------------------------------

                             SCHEDULE OF EXCEPTIONS

   This Schedule of Exceptions, dated October 27, 1999, is made and given pursuant to Section 3 of the VidaMed, Inc. Purchase Agreement dated October 27, 1999 (the "Agreement") by and between VidaMed, Inc. (the "Company", "we" or "us") and the Purchasers listed on Exhibit A attached thereto. The Company makes the following disclosures with the section numbers in this Schedule of Exceptions corresponding to the section numbers in the Agreement. Any terms defined in the Agreement shall have the same meaning when used in this Schedule of Exceptions as when used in the Agreement unless the context otherwise requires.

3.7 The Company continues to incur operating losses, and has received a qualified opinion from its outside accountant expressing concern about the Company's ability to continue as a going concern. The receipt of the qualified opinion triggered a letter from the staff of the Nasdaq National Market regarding continued listing, as discussed in 3.10, and caused an event of default under section 7.1(k) of the Company's Loan and Security Agreement dated October 28, 1998, with Transamerica Business Credit Corporation. Transamerica entered into a written waiver of such event of default October 26, 1999. In connection with the wavier obtained from Transamerica, the Company paid a $10,000 fee and issued it a five year warrant to acquire 20,000 shares of Common Stock at a price of $0.89 per share.

3.9 If the Company's Registration Statement is not declared effective as provided in Section 7.1(j) of the Agreement the Company will be obligated to issue Warrants to the Purchasers to purchase shares of Common Stock as provided in Section 7.1(j) of the Agreement.
     The Company's warrants are not currently listed with any exchange, and any Warrants issued in connection with this Agreement will not be listed.
     In connection with the wavier obtained from Transamerica, the Company paid a $10,000 fee and issued it a five year warrant to acquire 20,000 shares of Common Stock at a price of $0.89 per share.
     The Company has committed to issue to Bigelow thirty thousand (30,000) shares of Common Stock in connection with its consultancy services to the Company.

3.10 Nasdaq has notified the Company that it does not satisfy the minimum net tangible assets listing requirements to remain a National Market Security. Even if the proceeds from the sale of Shares would be sufficient to satisfy the minimum net tangible asset requirement, Nasdaq has expressed concern about the Company's viability as a going concern. Nasdaq has scheduled a hearing for November 4, 1999 to determine whether the Common Stock of the Company will remain listed on the Nasdaq National Market. Depending upon the results of the hearing and the Nasdaq independent review of the Company, Nasdaq may take the following action(s):
     (i) delist the Common Stock of the Company from the Nasdaq National Market; or
     (ii) move listing of the Common Stock of the Company from the Nasdaq National Market to the Nasdaq Small Cap Market; or
     (iii) continue to list the Common Stock of the Company on the Nasdaq National Market for a period, to be determined by Nasdaq in its sole discretion, in order for the Company to come into full compliance with Nasdaq Marketplace Rules.

There can be no assurance that the Company will be given any extension for continued trading on the Nasdaq National Market or that the Company will qualify, in the opinion of Nasdaq, for transfer to the Nasdaq Small Cap Market.

3.12 The receipt of a qualified opinion from the Company's outside accountants, which opinion expresses a concern about the Company's viability as a going concern, constituted an event of default under section 7.1(k) of the Company's Loan and Security Agreement dated October 28, 1998, with Transamerica Business Credit Corporation. Transamerica entered into a written waiver of such event of default October 26, 1999. In connection with the wavier obtained from Transamerica, the Company paid a $10,000 fee and issued it a five year warrant to acquire 20,000 shares of Common Stock at a price of $0.89 per share.

3.16 See section 3.12, above.

                                  EXHIBIT A

                             SCHEDULE OF INVESTORS

Purchaser                                           Share Qty              Total Cost
------------------------------------------------------------------------------------------
City of Milford Pension & Retirement Fund                    150,000            $  300,000
------------------------------------------------------------------------------------------
Norwalk Employees' Pension Plan                              160,000            $  320,000
------------------------------------------------------------------------------------------
The Jenifer Altman Foundation                                 80,000            $  160,000
------------------------------------------------------------------------------------------
Dean Witter Foundation                                        75,000            $  150,000
------------------------------------------------------------------------------------------
Roanoke College                                              100,000            $  200,000
------------------------------------------------------------------------------------------
Butler Family LLC                                             60,000            $  120,000
------------------------------------------------------------------------------------------
HBL Charitable Unitrust                                       40,000            $   80,000
------------------------------------------------------------------------------------------
Andrew Heiskell                                               90,000            $  180,000
------------------------------------------------------------------------------------------
Helen Hunt                                                    40,000            $   80,000
------------------------------------------------------------------------------------------
Jeanne L. Morency                                             30,000            $   60,000
------------------------------------------------------------------------------------------
Psychology Associates                                         10,000            $   20,000
------------------------------------------------------------------------------------------
Murray Capital, LLC                                           60,000            $  120,000
------------------------------------------------------------------------------------------
Domenic J. Mizio                                             120,000            $  240,000
------------------------------------------------------------------------------------------
Morgan Trust Co.of the Bahamas Ltd. as Trustee               100,000            $  200,000
 U/A/D 11/30/93
------------------------------------------------------------------------------------------
Susan Uris Halpern                                            60,000            $  120,000
------------------------------------------------------------------------------------------
William B. Lazar                                              30,000            $   60,000
------------------------------------------------------------------------------------------
Wells Family LLC                                             120,000            $  240,000
------------------------------------------------------------------------------------------
Harold &  Grace Willens JTWROS                                20,000            $   40,000
------------------------------------------------------------------------------------------
Albert L. Zesiger                                             75,000            $  150,000
------------------------------------------------------------------------------------------
Barrie Ramsay Zesiger                                         40,000            $   80,000
------------------------------------------------------------------------------------------
Wolfson Investment Partners LP                                40,000            $   80,000
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Lewis  and Paula Yarborough                                  100,000            $  200,000
------------------------------------------------------------------------------------------
Robert and Rebecca Williamson                                100,000            $  200,000
------------------------------------------------------------------------------------------
Southwest Securities f/b/o Hayden R. Fleming                 250,000            $  500,000
 IRA
------------------------------------------------------------------------------------------
Southwest Securities f/b/o LaDonna M. Fleming                 50,000            $  100,000
 IRA
------------------------------------------------------------------------------------------
Circle F Ventures, LLC                                       200,000            $  400,000
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

                      Total                                2,200,000            $4,400,000
------------------------------------------------------------------------------------------

                                   EXHIBIT B


THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS AND HAVE BEEN TAKEN FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF. EXCEPT UNDER CERTAIN SPECIFIC LIMITED CIRCUMSTANCES, THE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION AND QUALIFICATION WITHOUT AN OPINION OF COUNSEL FOR THE HOLDER REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.

                            STOCK PURCHASE WARRANT

                     To Purchase Shares of Common Stock of

                                 VIDAMED, INC.

     THIS CERTIFIES that, for value received, [Name] (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or prior to the close of business on the date three (3) years after ________. 1999, but not thereafter, to subscribe for and purchase, from VIDAMED, INC. a Delaware corporation (the "Company"), [Number of Shares] shares (the "Warrant Shares") of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be $[price] per share. The purchase price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

     1.  Transfer of Warrant.  Prior to the expiration hereof and subject to
         -------------------
compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company, referred to in Section 2 hereof, by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

     2.  Exercise of Warrant.
         -------------------

            (a) The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time before the close of business on the date three (3) years after _______, 1999, by delivery of the Notice of Exercise form annexed hereto duly executed at the office of the Company, in Fremont, California (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the purchase price of the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company); whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase of shares, the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the holder hereof to purchase the balance of the Warrant Shares purchasable hereunder.

             (b) Certificates for shares purchased hereunder shall be delivered to the holder hereof promptly after this Warrant shall have been exercised as aforesaid. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

      3.  No Fractional Shares or Scrip. No fractional shares or scrip
          -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then Fair Market Value shall be paid in cash to the holder of this Warrant.

     4.   Charges, Taxes and Expenses. Issuance of certificates for shares of
          ---------------------------
Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof.

     5.   No Rights as Shareholders. This Warrant does not entitle the holder
          -------------------------
hereof to any voting rights or other rights as a stockholder of the Company prior to the exercise thereof.

     6.   Exchange and Registry of Warrant. This Warrant is exchangeable,
          --------------------------------
without charge, upon the surrender hereof by the registered holder at the above-mentioned office or agency of the Company, for a new Warrant of like tenor and dated as of such exchange.

             (a) The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     7.   Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the
          -------------------------------------------------
Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     8.   Saturdays, Sundays, Holidays, etc. If the last or appointed day for
          ---------------------------------
the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

     9.  Early Termination, Antidilution Adjustments and Registration Statement
         ----------------------------------------------------------------------
Adjustments.
-----------

             (a)  Merger, Sale of Assets, etc. In case of any consolidation of
                  ---------------------------
the Company with, or merger of the Company into, any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and in which no change occurs in its outstanding Common Stock), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company, except where the Company is the surviving entity and no change occurs in its outstanding Common Stock), the corporation formed by such consolidation or the corporation resulting from or surviving such merger or the corporation which shall have acquired such assets or securities of the Company, as the case may be, shall execute and deliver to the Holder simultaneously therewith a new Warrant, satisfactory in form and substance to the Holder, together with such other documents as the Holder may reasonably request, entitling the Holder thereof to receive upon exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer, or exchange of securities, or upon the dissolution following such sale or other transfer, by a holder of the number of shares of Common Stock purchasable upon exercise of this Warrant immediately prior to such consolidation, merger, sale, transfer, or exchange. Such new Warrant shall contain the same basic other terms and conditions as this Warrant and shall provide for adjustments which, for events subsequent to the effective date of such written instrument, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section
9. The above provisions of this paragraph (a) shall similarly apply to successive consolidations, mergers, exchanges, sales or other transfers covered hereby. Notwithstanding the foregoing, in the event the consideration to be paid to holders of Company capital stock in any transaction of the nature referred to above in this Section 9(a) (a "Transaction") consists of cash or cash equivalents, then, provided that the Company shall have given the holder hereof the notice required by

Section 10, this Warrant shall, to the extent it has not been exercised by the effective date of such Transaction, terminate upon the completion of such Transaction.

             (b)  Reclassification, etc. If the Company at any time shall, by
                  ---------------------
subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If shares of the Company's Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, the purchase price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of shares of Common Stock to be outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

             (c)  Cash Distributions. Except as set forth herein, no adjustment
                  ------------------
on account of cash dividends on the Company's Common Stock or other securities purchasable hereunder will be made to the purchase price under this Warrant.

             (d)  Authorized Shares. The Company covenants that during the
                  -----------------
period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant. The Company further covenants and agrees (i) that it will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act, avoid or seek to avoid the observation or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, (ii) promptly to take such action as may be required of the Company to permit the Holder to exercise this Warrant and the Company duly and effectively to issue shares of its Common Stock or other securities as provided herein upon the exercise hereof and (iii) promptly to take all action required or provided herein to protect the rights of the Holder granted hereunder against dilution.

             (e) If the Company declares a dividend on Common Stock, or makes a distribution to holders of Common Stock, and such dividend or distribution is payable or made in Common Stock or securities convertible into or exchangeable for Common Stock, or rights to purchase Common Stock or securities convertible into or exchangeable for Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend or distribution, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

             (f) If the Company declares a dividend on Common Stock (other than a dividend covered by subsection (e) above) or distributes to holders of its Common Stock, other than as part of its dissolution or liquidation or the winding up of its affairs, any shares of its capital stock, any evidence of indebtedness or any cash or other of its assets (other than Common Stock or securities convertible into or exchangeable for Common Stock), the Holder shall receive notice of such event as set forth in Section 11 below.

             (g) If the Company shall, at any time before the expiration of this Warrant, sell all or substantially all of its assets and distribute the proceeds thereof to the Company's stockholders, the Holder shall, upon exercise of this Warrant have the right to receive, in lieu of the shares of Common Stock of the Company that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such distribution with respect to such shares of Common Stock of the Company had the Holder been the holder of record of such shares of Common Stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution. If any such distribution results in any cash distribution in excess of the Exercise Price provided by this Warrant for the shares of Common Stock receivable upon exercise of this Warrant, the Holder may, at the Holder's option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall obtain receipt of the Exercise Price by deducting an amount equal to the Exercise Price for the shares of Common Stock receivable upon exercise of this Warrant from the amount payable to the Holder. Notwithstanding the foregoing, in the event the consideration to be paid to holders of Company capital stock in any transaction of the nature referred to above in this Section 9(i) (an "Asset Sale Transaction") consists of cash or cash equivalents and the consideration payable per share of Common Stock of the Company is less than the Exercise Price hereunder, then, provided that the Company shall have given the holder hereof the notice required by Section 10, this Warrant shall, to the extent it has not been exercised by the effective date of such Transaction, terminate upon the completion of such Transaction.

             (h) The term "Common Stock" shall mean the Common Stock of the Company as the same exists at September 30, 1999 or as such stock may be constituted from time to time, except that for the purpose of this Section 9, the term "Common Stock" shall include any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

             (i) Whenever the number of Warrant Shares or the Exercise Price shall be adjusted as required by the provisions of this Section 9, the Company forthwith shall file in the custody of its secretary or an assistant secretary, at its principal office, and furnish to each Holder hereof, a certificate prepared by its Chief Financial Officer, showing the adjusted number of Warrant Shares and the adjusted Exercise Price and setting forth in reasonable detail the circumstances requiring the adjustments.

             (j) No adjustment in the Exercise Price in accordance with the provisions of this Section 9 need be made if such adjustment would amount to a change in such Exercise Price of less than $.01; provided however, that the amount by which any adjustment is not made by reason of the provisions of this
Section 9(j) shall be carried forward and taken into account at the time of any subsequent adjustment in the Exercise Price.

             (k) If an adjustment is made under this Section 9 and the event to which the adjustment relates does not occur, then any adjustments in accordance with this Section 9 shall be readjusted to the Exercise Price and the number of Warrant Shares which would be in effect had the earlier adjustment not been made.

      10. Notice of Adjustment. So long as this Warrant shall be outstanding,
          --------------------
(a) if the Company shall propose to pay any dividends or make any distribution upon the Common Stock, or (b) if the Company shall offer generally to the holders of Common Stock the right to subscribe to or purchase any shares of any class of Common Stock or securities convertible into Common Stock or any other similar rights, or (c) if there shall be any proposed capital reorganization of the Company in which the Company is not the surviving entity, recapitalization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Company, or voluntary or involuntary dissolution, liquidation or winding up of the Company, or (d) if the Company shall give to its stockholders any notice, report or other communication respecting any significant or special action or event, then in such event, the Company shall give to the Holder, at least ten (10) days prior to the relevant date described below, a notice containing a description of the proposed action or event and stating the date or expected date on which a record of the Company's stockholders is to be taken for any of the foregoing purposes, and the date or expected date on which any such dividend, distribution, subscription, reclassification, reorganization, consolidation, combination, merger, conveyance, sale, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

      11. Notice.  Any notice to be given or to be served upon any party in
          ------
connection with the Warrant must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

       If to the Company, to:

             VidaMed, Inc.
             46107 Landings Parkway
             Fremont, California 94538
             Attn.: Chief Financial Officer
             Telephone: (510) 492-4900
             Facsimile:  (510) 492-4999

       If to the Holder, to:

             [Name/Address]

Any party may, at any time by giving written notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

     12.  Miscellaneous.

             (a)  Issue Date. The provisions of this Warrant shall be construed
                  ----------
and shall be given effect in all respect as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company.

             (b)  Restrictions. The holder hereof acknowledges that the Common
                  ------------
Stock acquired upon the exercise of this Warrant may have restrictions upon its resale imposed by state and federal securities laws.

             (c)  Governing Law. This Agreement shall be governed in all
                  -------------
respects by and construed in accordance with the laws of the State of Delaware without any regard to conflicts of laws principles.

             (d)  Successors and Assigns. Except as otherwise contemplated
                  ----------------------
hereby, this Warrant shall be binding upon and inure to the benefit of any successors and assigns of the Company.

     IN WITNESS WHEREOF, VIDAMED, INC. has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:_________, _____

                                      VIDAMED, INC.

                                      By:
                                         --------------------------------------

                                      Title:
                                            -----------------------------------

                              NOTICE OF EXERCISE
                              ------------------

To:  VIDAMED, INC.

     (1) The undersigned hereby elects to purchase ____________ shares of Common Stock of VIDAMED, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of $__________ in full satisfaction of the purchase price.

     (2) Please issue a certificate of certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                _______________________________________________
                                    (Name)

                _______________________________________________

                _______________________________________________
                                   (Address)

     (3) The undersigned represents that the aforesaid shares of Common
Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; provided, that such representation shall not be required at such time as the shares of Common Stock underlying this Warrant are registered under the Securities Act of 1933.


----------------------------------         ------------------------------------
(Date)                                     (Signature)

                                ASSIGNMENT FORM
                                ---------------

                   (To assign the foregoing warrant, execute this form and supply required information.
                   Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

________________________________________________________________________________
                                 (Please Print)

whose address is
________________________________________________________________________________
                                 (Please Print)
________________________________________________________________________________

                                           Dated: _____________________, 19____.

                           Holder's Signature: _________________________________

                           Holder's Address: ___________________________________

                           _____________________________________________________

Signature Guaranteed:___________________________________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                   EXHIBIT C

                               ESCROW AGREEMENT
                               ----------------


                                                                October 27, 1998

Shartsis, Friese & Ginsburg  LLP
One Maritime Plaza, 18/th/ Floor
San Francisco, CA 94111

Ladies and Gentlemen:

     As Escrow Agent for both VidaMed, Inc., a Delaware corporation ("Company"), and the undersigned purchasers of stock (the "Stock") of the Company (the "Purchasers "), you are hereby authorized and directed to hold the funds delivered to you pursuant to the terms of that certain Purchase Agreement ("Agreement"), dated as of October 27, 1999, to which a copy of this Escrow Agreement is attached as Exhibit C, in accordance with the following instructions:

     1. At the Closing (as defined in the Agreement), you are directed to release to the Company any and all funds (the "Escrow Funds") deposited into the Escrow Account (as defined in the Agreement) provided that the balance of the Escrow Account is at least $4,000,000 but no more than $8,000,000. If, at the Closing, the balance of the Escrow Account is less than $4,000,000 or greater than $8,000,000, you shall return the Escrow Funds to the parties that deposited said funds in to the Escrow Account. If the Closing has not occurred by October 29, 1999, you are directed to return the Escrow Funds to the parties that deposited said funds in to the Escrow Account on the next business day. You shall have no obligation to return any Escrow Funds if the depositor fails to provide you with proof of deposit and wire transfer instructions indicating where such funds are to be returned.

     2. This escrow shall terminate at such time as there are no longer any funds in the Escrow Account.

     3. Your duties hereunder may be altered, amended, modified or revoked only by writing signed by all of the parties hereto.

     4. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties. You shall not be personally liable for any act you may do or omit to do hereunder, while acting in good faith, and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence to such good faith.

     5. The Company and the Purchasers, jointly and severally, agree to indemnify and defend Escrow Agent and its partners, employees, agents and affiliates, and hold them harmless, from and against, any and all claims, liabilities, damages, losses and expenses (including, without limitations, costs of investigation, attorneys fees and expenses, expert witnesses' fees and expenses, and court costs) suffered or incurred by any of such indemnified persons as a result of or in connection with this Escrow Agreement, except such as arise solely from the gross negligence, willful misconduct or bad faith of Escrow Agent. In the event of any dispute as to the nature of the rights or obligations of the Purchasers, the Company or Escrow Agent hereunder, Escrow Agent may at any time or from time to time interplead, deposit and/or pay all or any part of the Escrow Funds, together with interest thereon, with or to a court of competent jurisdiction in Fremont, California (including the nearest federal courts thereto), in accordance with the procedural rules thereof. Escrow Agent shall give notice of such action to the Company and the Purchasers. On such interpleader, deposit or payment, Escrow Agent shall immediately and automatically be relieved of and discharged from all further obligations and responsibilities hereunder, including the decision to interplead, deposit or pay any thereof.

     6. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     7. You shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     8. You shall not be liable for the outlawing of any rights under the statute of limitations with respect to this Escrow Agreement or any documents deposited with you.

     9. You shall be entitled to employ such legal counsel and other experts as you may deem necessary or proper to advise you in connection with your obligations hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor from the Escrow Account.

     10. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be counsel to the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company shall appoint a successor Escrow Agent.

     11. If you reasonably require other or further instructions in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

     12. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or rights of possession of the funds held by you hereunder, you are authorized and directed to retain in your possession without liability to any one all or any part of said funds until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree, or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

     13. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States Post Office, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten
(10) days' advance written notice to each of the other parties hereto.

                           COMPANY:  VidaMed, Inc.
                                     46107 Landing Parkway
                                     Fremont, CA  94538
                                     Attn: John Howe, CFO

                                     Tel: 510-492-4000
                                     Fax: 510-492-4999

                        PURCHASERS:

                                     Circle F Ventures, LLC
                                     14988 N. 78th Way
                                     Suite 200
                                     Scottsdale, Arizona 85260

                                     Lewis & Paula Yarborough
                                     Robert and Rebecca Williamson
                                     Southwest Securities f/b/o Hayden R.
                                     Fleming IRA
                                    --------------------------------------------
                                     Southwest Securities f/b/o LaDonna M.
                                    Fleming IRA
                                    --------------------------------------------
                                    --------------------------------------------

                        PURCHASERS:

                                    -------------------------------------------
                                    -------------------------------------------
                                     Zesiger Capital Group, LLC
                                     320 Park Avenue
                                     New York, New York 10022
                                     As agent and attorney-in-fact for
                                     -------------------------------------------
                                     -------------------------------------------
                                     City of Milford Pension & Retirement Fund
                                     -------------------------------------------
                                     Norwalk Employees' Pension Plan
                                     -------------------------------------------
                                     The Jenifer Altman Foundation
                                     -------------------------------------------
                                     Dean Witter Foundation
                                     -------------------------------------------
                                     Roanoke College
                                     -------------------------------------------
                                     Butler Family LLC
                                     -------------------------------------------
                                     HBL Charitable Unitrust
                                     -------------------------------------------
                                     Andrew Heiskell
                                     -------------------------------------------
                                     Helen Hunt
                                     -------------------------------------------
                                     Jeanne L. Morency
                                     -------------------------------------------
                                     Psychology Associates
                                     -------------------------------------------
                                     Murray Capital, LLC
                                     -------------------------------------------
                                     Domenic J. Mizio
                                     -------------------------------------------
                                     Morgan Trust Co.of the Bahamas Ltd. as
                                     Trustee U/A/D 11/30/93
                                     -------------------------------------------
                                     Susan Uris Halpern
                                     -------------------------------------------
                                     William B. Lazar
                                     -------------------------------------------
                                     Wells Family LLC
                                     -------------------------------------------
                                     Harold &  Grace Willens JTWROS
                                     -------------------------------------------
                                     Albert L. Zesiger
                                     -------------------------------------------
                                     Barrie Ramsay Zesiger
                                     -------------------------------------------
                                     Wolfson Investment Partners LP
                                     -------------------------------------------


                      ESCROW AGENT:  Shartsis, Friese & Ginsburg LLP
                                     One Maritime Plaza, 18th Floor
                                     San Francisco, CA  94111
                                     Attn: Steven O. Gasser, Esq.

                                     Tel:  415-421-6500
                                     Fax:  415-421-2922

     14. By signing this Escrow Agreement, you become a party hereto only for the purpose of said Escrow Agreement; you do not become a party to the Agreement.

     15. This Escrow Agreement shall be binding upon and inure the benefit of the parties hereto, and their respective successors and permitted assigns.

                                     Very truly yours,

                           COMPANY:  VIDAMED, INC.
                                     A Delaware Corporation
                                     47106 Landing Parkway
                                     Fremont, California 94065

                                     By: ____________________________
                                            John F. Howe
                                            Vice President and CFO

"Purchaser"

Zesiger Capital Group, LLC
as agent and attorney-in-fact

By: ____________________________
   Albert L. Zesiger, Principal


                                     For:
                                     City of Milford Pension & Retirement Fund
                                     -------------------------------------------
                                     Norwalk Employees' Pension Plan
                                     -------------------------------------------
                                     The Jenifer Altman Foundation
                                     -------------------------------------------
                                     Dean Witter Foundation
                                     -------------------------------------------
                                     Roanoke College
                                     -------------------------------------------
                                     Butler Family LLC
                                     -------------------------------------------
                                     HBL Charitable Unitrust
                                     -------------------------------------------
                                     Andrew Heiskell
                                     -------------------------------------------
                                     Helen Hunt
                                     -------------------------------------------
                                     Jeanne L. Morency
                                     -------------------------------------------
                                     Psychology Associates
                                     -------------------------------------------
                                     Murray Capital, LLC
                                     -------------------------------------------
                                     Domenic J. Mizio
                                     -------------------------------------------
                                     Morgan Trust Co.of the Bahamas Ltd. as
                                     Trustee U/A/D 11/30/93
                                     -------------------------------------------
                                     Susan Uris Halpern
                                     -------------------------------------------
                                     William B. Lazar
                                     -------------------------------------------
                                     Wells Family LLC
                                     -------------------------------------------
                                     Harold &  Grace Willens JTWROS
                                     -------------------------------------------
                                     Albert L. Zesiger
                                     -------------------------------------------
                                     Barrie Ramsay Zesiger
                                     -------------------------------------------
                                     Wolfson Investment Partners LLP
                                     -------------------------------------------

"Company"                            "Purchaser"

VidaMed, Inc.                        Circle F Ventures, LLP
A Delaware Corporation


By: ____________________________     By: ____________________________
   John F. Howe                          Hayden Fleming
   Vice President and CFO                President


                                     For:
                                 -----------------------------------------------
                                 "Purchaser"
                                 Lewis  and Paula Yarborough


                                 By: ____________________________
                                 -----------------------------------------------
                                 "Purchaser"
                                 Robert and Rebecca Williamson


                                 By: ____________________________
                                 -----------------------------------------------
                                 "Purchaser"
                                 Southwest Securities f/b/o Hayden R. Fleming
                                 IRA


                                 By: ____________________________
                                 -----------------------------------------------
                                 "Purchaser"
                                 Southwest Securities f/b/o LaDonna M. Fleming
                                 IRA


                                 By: ____________________________
                                 -----------------------------------------------

                   Agreed to and accepted as of the date set forth above:

                   ESCROW AGENT:  SHARTSIS, FRIESE & GINSBURG LLP
                                  One Maritime Plaza, 18/th/ Floor
                                  San Francisco, California 94111
                                  Attn:  Steven O. Gasser


                                  _________________________
                                  Steven O. Gasser, Esq.

                                   EXHIBIT D

                    OPINION OF SHARTSIS, FRIESE & GINSBURG

October 27, 1999

To each of the investors (the "Investors") named in the Schedule of Investors attached as Exhibit A to the Stock Purchase Agreement dated of even date herewith (the "Agreement") among the Investors and VidaMed, Inc., a Delaware corporation (the "Company").

Ladies and Gentlemen:

          We have acted as counsel for the Company in connection with the issuance and sale by the Company to the Investors of up to 4,000,000 shares of the Company's Common Stock (the "Purchased Shares") and related Warrants pursuant to the Agreement. This opinion is furnished to you pursuant to Section
5.5 of the Agreement. Unless otherwise indicated in this letter, which includes Attachment A hereto, all capitalized terms used herein have the meanings given to those terms in the Agreement.

          In connection with this opinion, we have examined such questions of law as we deem advisable under the circumstances. As to questions of fact, we have relied solely upon our examination of the documents referred to on Attachment A and our actual knowledge. We have not examined any documents other than those described on Attachment A or made any independent factual investigation. No bring-down certificates, telegrams or telephonic advice of the public officials referred to on Attachment A were obtained as of the date hereof, nor, except as described on Attachment A, have we caused the search of any docket of any court, tribunal, agency or similar authority or any other record of any governmental agency or third party.

          In our examination of documents, we have assumed the current accuracy and completeness of (a) the information obtained from public officials and records and reports of professional filing service companies included in the documents referred to on Attachment A, and (b) the representations and warranties made by representatives of the Company to us, including without limitation, those set forth in the Management Certificate. We have also assumed that all the representations and warranties made by the Company and the Investors in, or pursuant to, the Closing Agreement to which the Company or any Investor is a party or the Closing Document provided by any such person or entity are true and complete in all respects. We have made no attempt to verify the accuracy of any of such information, representations or warranties or to determine the existence or non-existence of any factual matters other than those described above.

          In our examination of documents for purposes of this opinion, we have assumed, and express no opinion as to, the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to authentic originals and completeness of all documents submitted to us as copies, the lack of any undisclosed termination, modification, waiver or amendment to any document reviewed by us, the legal competence or capacity of all natural persons executing the same and the due authorization, execution and delivery of all documents where due authorization, execution and delivery are prerequisites to the effectiveness thereof.

     For the purposes of this opinion, we have also assumed that: (a) the Investors have fully paid all required consideration for the Purchased Shares and Warrants to the Company as provided in the Agreement and have fully performed all the other obligations that they are to perform at or before the Closing; and (b) the Closing Agreement is duly enforceable in accordance with its respective terms against, and constitutes the legal, valid and binding obligations of, each of the parties thereto other than the Company.

     As used in this opinion, the phrases "our actual knowledge," "to our knowledge" "we are not aware," "known to us" or words of similar import refer only to the actual knowledge of the attorneys currently in this firm who have rendered legal services to the Company in connection with the Agreement and mean that, while such attorneys have not been informed by the Company that the matters stated are factually incorrect, we have made no investigation of such matters other than our examination of documents referred to on Attachment A. No inference as to our knowledge of any matters bearing on the accuracy of any such statement should be drawn from the fact of our representation of the Company.

     This opinion is qualified by, and is subject to, and we render no opinion with respect to, general limitations and exceptions applicable to all contracts, including, without limitation:

(a) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance and other similar laws relating to or affecting the rights of creditors;

(b) the effect of general principles of equity and similar principles, including, without limitation, concepts of materiality, reasonableness, public policy and unconscionability and the possible unavailability of specific performance, injunctive relief or other equitable remedies, regardless of whether considered in a proceeding in equity or at law; and

(c) the effect of Section 1670.5 of the California Civil Code regarding unconscionability and of California court decisions indicating that certain covenants and provisions of agreements are unenforceable where (i) the breach of such covenants or provisions imposes restrictions or burdens upon the other party and it cannot be demonstrated that the enforcement of such restrictions or burdens is reasonably necessary for the protection of the party seeking to enforce such provisions or (ii) the enforcement of such covenants or provisions under the circumstances would violate the implied covenant of good faith and fair dealing.

     We render no opinion with respect to: (a) the enforceability of the indemnification and contribution provisions of the Rights Agreement; (b) compliance or noncompliance with antifraud provisions of applicable state and federal statutes, rules and regulations concerning the issuance and sale of securities; and (c) the effect of California, federal or other laws relating to usury or permissible rates of interest or other charges for loans, forbearances or the use of money.

     In rendering the opinion expressed in paragraph 1 below regarding the good standing of the Company, we have relied solely on the certification of the Company's good standing set forth in the Certificates of Good Standing described on Attachment A.

     In rendering the opinion expressed in paragraph 5 below, we have assumed:
(a) that the offer and sale of the Purchased Shares and Warrants is not integrated with any other securities offering of the Company; (b) that appropriate restrictive legends are and will be affixed to each certificate representing Purchased Shares, which legends can and will be removed (regardless of any provision to the contrary in the Agreement or the Closing Agreement) only at such time as the Purchased Shares are publicly resold pursuant to an effective registration statement under the Securities Act and as the reseller complies with the prospectus delivery requirements of the Securities Act in connection therewith; and (c) the accuracy and completeness of the information provided by the Company to the Investors in connection with such offer and sale. We have also relied upon the Investors' representations in the Closing Agreement and the Closing Documents, and the Company's representations to us in the Management Certificate, including, without limitation, that, the Company has made no offer to sell the Purchased Shares by means of any "general solicitation" (as defined in Regulation D under the Securities Act of 1933, as amended) or the "publication of any advertisement" (as defined under the California Corporate Securities Act of 1968, as amended, and the regulations thereunder) and that no offer or sale of the Purchased Shares has been made or will be made in any state other than California.

     We are admitted to practice law only in the State of California, and we express no opinion herein with respect to the application or effect of the laws of any jurisdiction other than the existing laws of the State of California, the existing Delaware General Corporation Law without reference to case law or secondary sources and the existing federal laws of the United States of America. Our opinion is limited to such California and United States federal statutes, laws, rules or regulations and provisions of the Delaware General Corporation Law as in our experience are of general application to transactions of the sort provided for in the Closing Agreement.

     We also call your attention to the fact that under the 1989 Report of the Committee on Corporations of the Business Law Section of the State Bar of California Regarding Legal Opinions in Business Transactions, certain assumptions, qualifications and exceptions are implicit in opinions of lawyers. Although we have expressly set forth some assumptions, qualifications and exceptions herein, we are not limiting or omitting any others set forth in the various reports or otherwise deemed standard by practice for lawyers in California.

     Based upon the foregoing, subject to the assumptions and qualifications referred to herein and except as may be otherwise set forth in the Company's Schedule of Exceptions attached to the Agreement, it is our opinion that as of immediately prior to the Closing:

     l. The Company has been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of Delaware. The Company has the corporate power and authority to enter into and perform the Closing Agreement, to own and operate its properties and assets and to carry on its business as currently conducted.

     2. The Restated Certificate and the Closing Agreement have been duly adopted and authorized, respectively, by all necessary corporate action on the part of the Company's Board of Directors and, where required, the Company's stockholders. The Closing Agreement has been duly executed on behalf of the Company and delivered by the Company to the Investors. The Closing Agreement constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that we express no opinion herein regarding the validity, binding effect on enforceability of Section 8.3 of the Agreement.

     3. The execution and delivery of the Closing Agreement by the Company and the performance by the Company of its obligations under the Closing Agreement do not conflict with or result in a violation of, the Restated Certificate or Bylaws.

     4. The Purchased Shares and Warrants, when issued and paid for as provided in the Agreement, will be duly authorized and validly issued, fully paid and nonassessable. The Warrant Shares have been duly and validly reserved for issuance upon exercise of the Warrants and, when issued and paid for upon exercise in accordance with the Warrant and the Restated Certificate (assuming no change in applicable law, the Warrant or the Restated Certificate), the Warrant Shares will be duly authorized and validly issued, fully paid and nonassessable.

     5. To our knowledge, all approvals, consents, or authorizations of, and filings with, any U.S. federal, California State or Delaware State governmental authority required on the part of the Company to enable the Company to execute, deliver and perform its obligations under the Closing Agreement have been made.

     In rendering the opinions above, we are opining only as to the specific legal issues expressly set forth herein, and no opinion shall be inferred as to other matters. This opinion is intended solely for the Investors' use for the purpose of the above transaction, and is not to be made available to or relied upon for any other purpose or by any other person or entity, without our prior written consent. We assume no obligation to advise you of any fact, circumstance, event or change in the law or the facts that may hereafter be brought to our attention whether or not they would affect or modify the opinions expressed herein.

                               Very truly yours,

                       SHARTSIS, FRIESE & Ginsburg LLP



                       By: _____________________________
                            Steven O. Gasser, a Partner

                                   EXHIBIT E
                                   ---------

                                 VIDAMED, INC.

                                  ADDENDUM TO
                           STOCK PURCHASE AGREEMENT
                           ------------------------

     This Addendum to Stock Purchase Agreement (the "Addendum") is made as of
                                                     --------
the ___ day of ___________, 1999 by and among VidaMed, Inc., a Delaware corporation (the "Company"), and the individuals and entities listed on the
                  -------
signature page attached hereto (the "Additional Purchasers").
                                     ---------------------

                                   RECITALS
                                   --------

     On October 27, 1999 the Company entered into a Stock Purchase Agreement (the "Purchase Agreement") with certain investors set forth on Exhibit A
      ------------------                                       ---------
attached thereto. The Purchase Agreement provides in Section 2.2 thereof that additional investors may, under conditions set forth therein, become parties to the Purchase Agreement at any time on or before November 24, 1999.

                                   AGREEMENT
                                   ---------

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto mutually agree as follows:

     1.  Authorization and Sale of Preferred Stock.
         -----------------------------------------

         1.1  Authorization of Preferred Stock.  The Company will, prior to the
              --------------------------------
Closing (as defined in Section 2.1 below), authorize the issuance pursuant to this Addendum of authorized by unissued shares of its Common Stock (the

"Additional Shares").
 -----------------

         1.2  Sale of Additional Stock.  Subject to the terms and conditions
              ------------------------
hereof, at the Closing the Company will issue and sell to each Additional Purchaser, and each Additional Purchaser severally agrees to purchase from the Company, that number of Additional Shares specified opposite such Additional Purchaser's name on Exhibit A hereto, at a cash purchase price of $2.00 per
                    ----------
share. Each of the Additional Purchasers, by their signatures hereto, shall hereby (i) become parties to the Purchase Agreement, (ii) be considered a

"Purchaser" for all purposes under the Purchase Agreement and (iii) have all the
 ---------
rights and obligations of a Purchaser thereunder. The Additional Shares acquired by the Additional Purchasers hereunder shall be considered "Shares" for
                                                                     ------
all purposes under the Purchase Agreement, as amended.

     2.  Closing; Delivery.
         -----------------

         2.1  Closing.  The closing of the purchase and sale of the Additional
               -------
Shares hereunder (the "Closing") shall be held at the principle office of the
                       -------
Company at

10:00 a.m., on __________, 1999, or at such other time and place as the Company and the Additional Purchasers may agree.

         2.2  Delivery.  At the Closing, the Company will deliver to each
              --------
Additional Purchaser a certificate representing the number of Additional Shares set forth opposite such Additional Purchaser's name on Exhibit A, against
                                                       ---------
payment of the purchase price therefor by each Additional Purchaser by wire transfer to the Company.

     3.  Disclosure.
         ----------

         3.1  Disclosure.  Each Additional Purchaser hereby acknowledges
              ----------
receipt of the Purchase Agreement and the exhibits thereto. The Company affirms to each Additional Purchaser that:

              (a) The representations and warranties of the Company set forth in
Section 3 of the Purchase Agreement were true and accurate when made;

              (b) The representations and warranties of the Company set forth in
Section 3 of the Purchase Agreement, which are incorporated herein by this reference and made a part hereof, remain true and accurate as of the date hereof, except (A) for changes resulting from the transactions contemplated in the Purchase Agreement, and (B) as set forth in the Schedule of Exceptions to Representations and Warranties attached hereto as Exhibit B.
                                                  ---------

              (c) The conditions to closing set forth in Section 4 of the Purchase Agreement and in Section 6 hereof have been satisfied, provided that the conditions set forth in Section 5.1, 5.2 and 5.3 of the Purchase Agreement shall include references to changes as set forth in Section 3.1 of this Addendum.

     4.  Representations and Warranties of Additional Purchasers.  Each
         -------------------------------------------------------
Additional Purchaser acknowledges that such Additional Purchaser has reviewed the representations and warranties set forth in Section 4 of the Purchase Agreement and agrees with the Company that such representations and warranties, which are incorporated herein by this reference and made a part hereof, are true and correct as of the date hereof as they relate to such Additional Purchaser's purchase of the Additional Shares hereunder.

     5.  Conditions to Additional Purchasers' Obligations at Closing.  The
         -----------------------------------------------------------
obligation of each Additional Purchaser to purchase the Additional Shares at the Closing is subject to the fulfillment to such Additional Purchaser's satisfaction at or prior to the Closing of the following conditions:

         5.1  Representations and Warranties Correct; Performance of
              ------------------------------------------------------
Obligations.  The representations and warranties made by the Company in Section
-----------
3 hereof shall be true and correct when made, and shall be true and correct on the date of the Closing with the same force and effect as if they had been made on and as of said date, subject to changes contemplated by this Addendum; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it at or prior to the Closing.

         5.2  Consents and Waivers.  The Company shall have obtained any and
              --------------------
all consents and waivers necessary or appropriate for consummation of the transactions contemplated by this Addendum.

         5.3  Legal Opinion.  Upon request, each of the Additional Purchasers
              -------------
will be entitled to receive from legal counsel for the Company, a legal opinion substantially in the form delivered to the investors pursuant to Section 5.5 of the Purchase Agreement.

     6.  Conditions to Company's Obligations at Closing.  The obligations of the
         ----------------------------------------------
Company under Sections 1.1 and 1.2 of this Addendum are subject to the fulfillment at or before the Closing of each of the following conditions:

         6.1  Representations and Warranties.  The representations and
              ------------------------------
warranties of each Additional Purchaser contained in Section 4 hereof shall be true at the Closing.

         6.2  Consents and Waivers.  The Company shall have obtained any and
              --------------------
all consents and waivers necessary or appropriate for the Purchasers to become parties to the Investors' Rights Agreement and the Voting Agreement and for the consummation of the transactions contemplated by this Addendum.

     7.  Miscellaneous.
         -------------

         7.1  Counterparts.  This Addendum may be executed in any number of
              ------------
counterparts, each of which may be executed by less than all of the Additional Purchasers, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.



                            [Signature Page Follows]

     The parties hereto have executed this Addendum as of the date first set forth above.

                              VIDAMED, INC.



                              By:
                                 ----------------------------------------------
                              Address:  46107 Landing Parkway
                                        Fremont, CA  94538


                              PURCHASER:



                              By:
                                 ----------------------------------------------

                              Name:
                                   --------------------------------------------
                                    (Print)

                              Title:
                                    -------------------------------------------
                              (If applicable)

                                   Exhibit F

Use of Proceeds

     The net proceeds to the Company from the sale of the common stock under this Purchase Agreement at a price of $2.00 per share will approximate $4,300,000 after deducting the estimated fees, commissions, and expenses of the Offering payable by the Company.

     The Company intends to use the proceeds to expand its sales and marketing efforts, fund continued product development, and provide for further clinical research.

                                  APPENDIX I
                                    TO THE
                              PURCHASE AGREEMENT

                                 VIDAMED, INC.

                            PURCHASER QUESTIONNAIRE

In connection with the preparation of the Registration Statement, please provide us with the following information regarding the Purchaser.

1. Please state your organization's name exactly as it should appear in the Registration Statement:

2. Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates other than as disclosed in the Prospectus included in the Registration Statement?

_______________  Yes   _______________  No

If yes, please indicate the nature of any such relationship below:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

3. Do you own any securities of the Company, other than those shares of Common Stock or Warrants to be sold pursuant to the Registration Statement?

_______________  Yes   _______________  No


If yes, please indicate class of security and number of shares owned below:

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------